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                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to The Gymboree Corporation Retirement Savings Plan of our report dated June 17, 1997, with respect to the financial statements and schedules of The Gymboree Corporation Retirement Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1996.




                                                       MOHLER, NIXON & WILLIAMS
                                                       Accountancy Corporation

Campbell, California
June 17, 1997